FEDERATED INSTITUTIONAL HIGH YIELD BOND FUND

A PORTFOLIO OF FEDERATED INSTITUTIONAL TRUST


SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2006.


On Page 13, under the Fund's non-fundamental investment limitations, just below Illiquid Securities, please delete the sub-sections entitled Writing Covered Call Options, Acquiring Securities and Investing in Foreign Securities in their entirety and insert the following:

INVESTING IN OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PLEDGING ASSETS
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.







                                                                  March 12, 2007

36461 (03/07)

Cusip 31420B300



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